Exhibit 10.2

ADDITIONAL FACILITY ACCESSION AGREEMENT

To:	TD Bank Europe Limited as Facility Agent and Security Agent

From:	The banks and financial institutions listed in Schedule 1 to this Agreement (the Additional Facility E Lenders)

Date: 24th June, 2004

UPC Distribution Holding B.V. - €1,072,000,000 Term Credit Agreement

dated 16th January, 2004 as amended by an amendment agreement dated on or around the date of this letter (the Credit Agreement)

1.	Terms defined in the Credit Agreement shall have the same meaning in this Deed.

2.	We refer to Clause 2.2 (Additional Facilities) of the Credit Agreement.

3.	We, the Additional Facility E Lenders, agree:

(a)	to become party to and to be bound by the terms of the Credit Agreement as Additional Facility Lenders in accordance with Clause 2.2 (Additional Facilities); and

(b)	to become party to the Security Deed as Lenders and to observe, perform and be bound by the terms and provisions of the Security Deed in the capacity of Lenders in accordance with Clause 9.3 (Transfers by Lenders) of the Security Deed.

4.	On the date on which this Agreement becomes effective, each Additional Facility E Lender represents to the Finance Parties and UPC Distribution that it is either a Professional Market Party or exempted from the requirement to be a Professional Market Party because it forms part of a closed circle (besloten kring) with UPC Distribution.

5.	The Additional Facility Commitment of each Additional Facility E Lender (for the purpose of paragraph (a) of the definition of Additional Facility Commitment in the Credit Agreement) is the amount in euros set out opposite its name under the heading “Additional Facility E Commitment” in Schedule 1 to this Agreement.

6.	The Final Maturity Date in respect of this Additional Facility Commitment is 1st July 2009.

7.	The Availability Period in relation to this Additional Facility is from the date of this Agreement up to and including the day falling three Business Days after the date of this Agreement.

8.	The Margin in relation to this Additional Facility is 3.00 per cent. per annum unless adjusted as set out below:

(a)	UPC Distribution will deliver to the Facility Agent, together with its Relevant Financial Statements, a notice referring to this paragraph (a Margin Notice) and specifying the ratio of Senior Debt to Annualised EBITDA as calculated in accordance with Clause 17 (Financial Covenants) as at the date to which the most recently delivered Relevant Financial Statements were prepared for the purposes of calculating whether the Margin for an Additional Facility Advance is to be adjusted in accordance with this paragraph.

(b)	The Margin for Advances under this Additional Facility will be adjusted to the percentage rates per annum set out in column (1) opposite the range set out in column (2) below into which the ratio of Senior Debt to Annualised EBITDA, as shown in the Margin Notice, falls:

(1)	(2)

Margin	Senior Debt/Annualised EBITDA ratio

3%	= 3.5.1 or more

2.75%	< 3.5.1.

(c)	The adjustment (if any) specified in (b) above will apply to the Margin for all such Advances with immediate effect on the date the relevant Margin Notice (or, if later, the related Relevant Financial Statements) is delivered to the Facility Agent.

(d)	If UPC Distribution fails to deliver a Margin Notice in accordance with paragraph (a) above the Margin with effect from the last date permitted for delivery of the Relevant Financial Statements will be the Margin prior to any adjustment under paragraph (b) above provided that if that Margin Notice is delivered later, the Margin will be adjusted in accordance with this paragraph with effect from the date falling five Business Days after the Margin Notice (or, if later, the related Relevant Financial Statements) is delivered.

(e)	In this paragraph, Relevant Financial Statements means each set of quarterly financial statements delivered under Clause 16.2(b) (Financial Statements) of the Facility Agreement.

9.	There is no commitment fee in relation to this Additional Facility.

10.	The Borrower in relation to this Additional Facility is UPC Distribution.

11.	We confirm to each Finance Party that:

(a)	we have made our own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in the Credit Agreement and have not relied on any information provided to us by a Finance Party in connection with any Finance Document; and

(b)	we will continue to make our own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under the Credit Agreement or any Commitment is in force.

12.	The Facility Office and address for notices of each Additional Facility E Lender for the purposes of Clause 32.2 (Addresses for notices) will be that notified by each Additional Facility E Lender to the Facility Agent.

13.	This Agreement is governed by English law.

14.	This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

UBS LIMITED

By:	RORY McCARTHY
(as attorney)

SOCIÉTÉ GÉNÉRALE

By:	RORY McCARTHY
(as attorney)

BNP PARIBAS S.A., BELGIUM BRANCH

By:	RORY McCARTHY
(as attorney)

FORTIS BANK (NEDERLAND) N.V.

By:	RORY McCARTHY
(as attorney)

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	EMMANUEL BRESSON

MORGAN STANLEY DEAN WITTER BANK LIMITED

By:	RORY McCARTHY
(as attorney)

ING BANK N.V.

By:	RORY McCARTHY
(as attorney)

NATIONALE-NEDERLANDEN LEVENSVERZEKERING MAATSCHAPIJ N.V.

By:	RORY McCARTHY
(as attorney)

RVS LEVENSVERZEKERING N.V.

By:	RORY McCARTHY
(as attorney)

DEUTSCHE BANK AG

By:	RORY McCARTHY

CALYON S.A.

By:	RORY McCARTHY
(as attorney)

THE TORONTO-DOMINION BANK

By:	RORY McCARTHY
(as attorney)

BANK OF AMERICA N.A.

By:	RORY McCARTHY
(as attorney)

J.P. MORGAN CHASE BANK

By:	PETER JAFFE

ABN AMRO BANK N.V.

By:	RORY McCARTHY
(as attorney)

CITIBANK, N.A.

By:	PAUL HOUSE

THE ROYAL BANK OF SCOTLAND PLC

By:	RORY McCARTHY
(as attorney)

TD BANK EUROPE LIMITED as Facility Agent

By:	RORY McCARTHY

UPC DISTRIBUTION HOLDING B.V.

By:	JEREMY EVANS DENNIS OKHUIJSEN

SCHEDULE 1

ADDITIONAL FACILITY E LENDERS AND COMMITMENTS

Additional Facility E Lender	Additional Facility E Commitment
UBS Limited	€100,000,000.00
Société Générale	€100,000,000.00
BNP Paribas S.A., Belgium Branch	€100,000,000.00
Fortis Bank (Nederland) N.V.	€75,000,000.00
Goldman Sachs Credit Partners L.P.	€75,000,000.00
Morgan Stanley Dean Witter Bank Limited	€75,000,000.00
ING Bank N.V.	€55,000,000.00
Nationale-Nederlanden Levensverzekering Maatschapij N.V.	€18,000,000.00
RVS Levensverzekering N.V.	€2,000,000.00
Deutsche Bank AG	€64,102,984.33
Calyon S.A.	€53,600,000.00
The Toronto-Dominion Bank	€50,000,000.00
Bank of America N.A.	€54,150,000.00
J.P. Morgan Chase Bank	€50,000,000.00
ABN Amro Bank N.V.	€50,000,000.00
Citibank, N.A.	€50,000,000.00
The Royal Bank of Scotland plc	€50,000,000.00
€1,021,852,984.33